UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	December 6, 2019

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	NAVB	NYSE American

Item 1.01	Entry Into a Material Definitive Agreement.

On December 6, 2019, Navidea Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing that they had executed a Stock Purchase Agreement (the “Purchase Agreement”) with the investors named therein (collectively, the “Investors”).  Pursuant to the Purchase Agreement, the Investors agreed to purchase approximately 2.1 million shares of the Company’s common stock, par value $0.001 per share (the “Shares”), in a private placement for aggregate gross proceeds to the Company of approximately $1.9 million.

Concurrently with entering into the Purchase Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), in which the Company agreed to file a registration statement, as permissible and necessary to register under the Securities Act of 1933, as amended (the “Act”), the Shares issued under the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company is obligated to file a registration statement to register the Shares for resale within thirty days.

The Company intends to use the net proceeds from the private placement to fund its research and development programs, including continuing to advance its Phase 2b and Phase 3 clinical trials of Tc99m tilmanocept in patients with rheumatoid arthritis, and for general working capital purposes and other operating expenses.

The Shares are being sold in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Act.

The foregoing summaries of the Purchase Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the Registration Rights Agreement and Stock Purchase Agreement, copies of which are furnished as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

On December 6, 2019, the Company issued a press release relating to the matters set forth above.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

10.1	Registration Rights Agreement, dated December 6, 2019, among Navidea Biopharmaceuticals, Inc. and the stockholders named therein.

10.2	Stock Purchase Agreement, dated December 6, 2019, among Navidea Biopharmaceuticals, Inc. and the purchasers named therein.

99.1	Press Release dated December 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: December 11, 2019	By:	/s/ Jed A. Latkin
Jed A. Latkin Chief Executive Officer, Chief Operating Officer and Chief Financial Officer